Execution Copy


                          SECURITIES PURCHASE AGREEMENT

                This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of November 11, 2003 (the "Effective Date"), is made by and among FARO Technologies, Inc., a Florida corporation (the "Company"), with headquarters located at 125 Technology Park, Lake Mary, Florida 32746, the investors named on the signature pages to this Agreement (each of whom is referred to as the "Investor" and all of whom collectively are referred to as the "Investors") and Xenon Research, Inc., a Florida corporation, and Gregory A. Fraser, a Florida resident (each of Xenon Research, Inc. and Gregory A. Fraser are referred to as the "Selling Shareholder" and both of whom collectively are referred to as the "Selling Shareholders"). Capitalized terms used herein and not otherwise defined have the meanings given them in Article IX.


                                    RECITALS:

                A. The Company, the Selling Shareholders and the Investors are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Sections 4(1) and 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act.

                B. The Investors desire, upon the terms and conditions stated in this Agreement, to purchase from the Company and the Selling Shareholders shares of the Company's common stock, par value $.001 per share (the "Common Stock"), for an aggregate purchase price of up to $41,495,500. The purchase price per share of the Common Stock is $21.50.

                C. Contemporaneously with the execution and delivery of this Agreement, the Company and the Investors are executing and delivering a Registration Rights Agreement in the form of Exhibit A hereto under which the Company has agreed to provide to the Investors certain rights with respect to registration of the resale of the Securities under the Securities Act.


                                   AGREEMENT:

                In consideration of the premises and the mutual representations, warranties and covenants contained herein, the Company, the Selling Shareholders and the Investors hereby agree as follows:

                                   ARTICLE I
                         PURCHASE AND SALE OF SECURITIES

                1.1. Purchase and Sale of Securities. At the Closing, subject to the terms of this Agreement and the satisfaction or waiver of the conditions set forth in Articles VII and VIII hereof, (i) the Company will sell to the Investors the Company Shares, (ii) the Selling Shareholders (on a several and not a joint basis) will sell to the Investors the Selling Shareholder Shares (which the Company shall reissue and deliver in the name of the Investors at the Closing) and (iii) each Investor will (on a several and not a joint basis) purchase from the Company and the Selling Shareholders the number of Securities set forth beneath such Investor's name on the signature pages hereof.

                1.2. Payment at Closing. On the Closing Date, (i) each Investor will pay the aggregate purchase price for the Securities as set forth beneath its name on the signature pages hereof, by wire transfer to the Company of immediately available funds in accordance with the written wire instructions set forth on the signature page hereto of the Company, (ii) the Company will deliver to the Selling Shareholders the aggregate purchase price paid by the Investors for the Selling Shareholder Shares pursuant to Section 1.2(i) hereof, by wire transfer to the respective Selling Shareholders of immediately available funds in accordance with the written wire instructions set forth on the signature page hereto of each Selling Shareholder and (iii) the Company (on its behalf and on behalf of the Selling Shareholders) will deliver to each Investor a certificate (bearing a restrictive legend as set forth in Section 2.8) representing the Securities so purchased by such Investor against delivery of the purchase price therefor as described above.

                1.3. Closing Date. Subject to the satisfaction or waiver of the conditions set forth in Articles VII and VIII hereof, the Closing will take place at 10:00 a.m. Eastern Time on November 12, 2003, or at another date or time agreed upon by each of the parties to this Agreement (the "Closing Date"). The Closing will be held at the offices of Foley & Lardner, 100 N. Tampa Street, Suite 2700, Tampa, Florida 33602, or at such other place as the parties agree.

                1.4. Independent Nature. The rights and obligations of each Investor under this Agreement, the Registration Rights Agreement and all other agreements, documents and instruments contemplated hereby and thereby (the "Transaction Documents") are several and not joint with the rights and obligations of each other Investor, and an Investor shall not be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitations, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for the other Investors to be joined as an additional party in any proceeding for such purposes.

                                   ARTICLE II
                    INVESTOR'S REPRESENTATIONS AND WARRANTIES

                Each Investor, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Investor, represents and warrants to the Company and the Selling Shareholders that:

                2.1. Investment Purpose. The Investor is purchasing the Securities in the ordinary course of its business for its own account and not with a view to the distribution thereof; and it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer, distribute or grant participation to any third person or entity with respect to any of the Securities; provided, however, that by making the representation herein, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities in accordance with or pursuant to an effective registration statement or an exemption from registration under the Securities Act. The Investor understands that the Investor may be required to bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the Securities other than as contemplated by the Registration Rights Agreement.

                2.2. Investor Status. The Investor is either: (i) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act; or
(ii) an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D. The Investor is not registered as a broker or dealer under Section 15(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or a member of the National Association of Securities Dealers, Inc. If an Investor is subject to the Employee Retirement Income Security Act of 1974, as amended, and is acquiring the Securities as a fiduciary or agent for another investor's account, then the Investor will have sole investment and voting discretion with respect to such account and will have full


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

power to make the acknowledgments, representations and agreements contained herein on behalf of such account.

                2.3. Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

                2.4. Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Securities, that have been requested by the Investor or its advisors, if any. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Investor and its advisors, if any, believe to be satisfactory answers to any such inquiries. The Investor acknowledges and understands that its investment in the Securities involves a significant degree of risk, including the risks reflected in the SEC Documents.

                2.5. Experience. The Investor is experienced in evaluating companies such as the Company, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such Investor's prospective investment in the Company, and has the ability to bear the economic risks of the investment in the Securities.

                2.6. Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

                2.7. Transfer or Resale. The Investor understands that:

                     (a) the delivery of the Securities has not been registered under the Securities Act or any applicable state securities laws, and consequently, the Investor may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act; (ii) if requested by the Company, the Investor has delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and which counsel shall be reasonably satisfactory to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (iii) the Securities are sold or transferred pursuant to Rule 144; or (iv) the Securities are sold or transferred to an affiliate (as defined in Rule
        144) of the Investor;

                     (b) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 (including the holding period requirement, the volume limitations and the manner of sale restrictions, if applicable); and

                     (c) except as set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                2.8. Legends. The Investor understands that, until (a) the Securities may be sold under Rule 144(k) or (b) such time as the Securities have been sold pursuant to an effective registration statement under the Securities Act in compliance with Rule 144 or pursuant to another exemption from registration under the Securities Act, the certificates representing the Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

                THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                The legend set forth above will be removed, and the Company will issue a certificate without the legend to the holder of any certificate upon which it is stamped, in accordance with the terms of Article VI hereof.

                2.9. Organization and Existence. To the extent indicated on the signature pages hereto, each Investor is either (i) a limited partnership duly organized and validly existing under the laws of its respective jurisdiction of formation, (ii) a limited liability company duly organized and validly existing under the laws of its respective jurisdiction of formation, (iii) a corporation duly organized and validly existing under the laws of its respective jurisdiction of incorporation, (iv) a series of a registered investment company,
(v) a trust fund whose trustee is a bank or trust company or (vi) an individual. Such Investor represents that it was not organized solely for the purpose of making an investment in the Company.

                2.10. Authorization; Enforcement. This Agreement, the Registration Rights Agreement and all other agreements, documents and instruments contemplated hereby and thereby have been duly and validly authorized, executed and delivered on behalf of the Investor and are valid and binding agreements of the Investor enforceable against the Investor in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification provisions in the Registration Rights Agreement may be legally unenforceable.

                2.11. No Conflicts; No Violation.

                      (a) The execution, delivery and performance of this Agreement by the Investor will not (i) conflict with or result in a violation of any provision of its charter documents or (ii) to its knowledge, result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Investor.

                      (b) The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency for the Investor to execute, deliver or perform any of its obligations under this Agreement.

                2.12. Acknowledgments Regarding Placement Agent. The Investor acknowledges that Robert W. Baird & Co. Incorporated is acting as placement agent (the "Placement Agent") for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. The Investor


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

further acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the offering of the Securities by the Company, that certain of the information and data provided to the Investor in connection with the transactions contemplated hereby have not been subjected to independent verification by the Placement Agent, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. The Investor further acknowledges that, in making its decision to enter into this Agreement and purchase the Securities, it has relied on its own examination of the Company and the terms of, and consequences, of holding the Securities. The Investor further acknowledges that the provisions of this Section 2.12 are also for the benefit of, and may also be enforced by, the Placement Agent.

                2.13. No Public Offering. Investor has not received any information relating to the Securities or the Company, and is not purchasing the Securities as a result of, any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or pursuant to any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

                2.14. Representation. The Investor has had an opportunity to consult with an attorney in connection with the Investor's investment in the Company.

                2.15. Certain Trading Activities. During the 15 calendar days before the date of this Agreement, the Investor has not directly or indirectly, nor has any person or entity acting on behalf of or pursuant to any understanding with the Investor, engaged in any trading of the Common Stock, including Short Sales of the Common Stock, and no open position or Short Sale relating to the Common Stock exists on the date hereof in the name or on behalf of the Investor.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                Subject to such matters as are disclosed in the Company's SEC Documents, the Company represents and warrants to the Investors that:

                3.1. Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Florida, with full corporate power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company and its subsidiaries are duly qualified to do business and are in good standing in every jurisdiction in which the nature of the business conducted by them makes such qualification necessary, except where the failure to be so qualified or in good standing in each such jurisdiction would not have a Material Adverse Effect.

                3.2. Authorization; Enforcement. (a) The Company has all requisite corporate power and authority to enter into and to perform its obligations under the Transaction Documents, to consummate the transactions contemplated hereby and thereby and to deliver the Securities in accordance with the terms hereof; (b) the execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance and sale of the Company Shares, have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors or its shareholders is required; (c) each of the Transaction Documents have been or will be duly executed by the Company; and
(d) each of the Transaction Documents constitutes or will upon execution constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity and except as the indemnification provisions in the Registration Rights Agreement may be legally unenforceable.

                3.3. Capitalization. The authorized capital stock of the Company consists of (i) 50,000,000 shares of the Common Stock, of which 12,100,022 shares were issued and outstanding as of September 27, 2003, and (ii) 10,000,000 shares of preferred stock, par value $.001 per share, none of which are issued and outstanding. Other than (a) grants or issuances pursuant to employee benefit plans or director plans disclosed in the Company's SEC Documents (the "Plans") or (b) as disclosed in the Company's SEC Documents, the Company has not issued any capital stock since September 27, 2003. All of such outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable. The Company Shares have been duly authorized, and when delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, free from all taxes, liens, claims, encumbrances and charges with respect to the delivery thereof (other than those imposed through acts or omissions of an Investor). No shares of capital stock of the Company, including the Securities, are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Other than pursuant to this Agreement and as contemplated by the Plans, there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims, antidilution protection or other commitments or rights of any character whatsoever that could require the Company to issue additional shares of capital stock of the Company or adjust the purchase or exercise price of any such instrument. There are no agreements or arrangements, including any set forth in the SEC Documents, (other than the Registration Rights Agreement) under which the Company is obligated to register the sale of any of its securities under the Securities Act. Assuming the accuracy of each of the representations and warranties of the Investors contained in Section 2, the issuance by the Company of the Company Shares is exempt from registration under the Securities Act.

                3.4. No Conflicts; No Violation.

                     (a) The execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby including, without limitation, the delivery of the Securities will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws of the Company or
(ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii) assuming the accuracy of the representations of the Investors, result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company, any of subsidiaries, or its securities are subject), applicable to the Company or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

                     (b) The Company is not in violation of its Articles of Incorporation or By-laws. To the knowledge of the Company, the Company is not in violation of any law, ordinance or regulation of any governmental entity. The Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or by which any property or assets of the Company or any of its subsidiaries is bound or affected, except for such defaults as would not, individually or in the aggregate, have a Material Adverse Effect.


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

                     (c) Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Nasdaq National Market (the "Principal Market"), where such violation (individually or in the aggregate) reasonably would be expected to result in the delisting or suspension of the Common Stock from the Principal Market, and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock on the Principal Market in the foreseeable future. Since January 31, 2003, (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the Securities and Exchange Commission (the "SEC") or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                3.5. Approvals. Assuming the accuracy of the representations of the Investors, except for the filing of a Form D and as may be required under the Securities Act and any applicable state securities laws and any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement, in each case in accordance with the terms hereof or thereof, or sell the Securities in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations that the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

                3.6. SEC Documents; Financial Statements. Since September 30, 2002, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed after December 31, 2002 and prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being referred to herein as the "SEC Documents"). The Company has delivered to each Investor, or each Investor has had access to, true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                3.7. Absence of Certain Changes. Except as disclosed in the SEC Documents, since December 31, 2002, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company and its subsidiaries, taken as a whole. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the

Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

                3.8. No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced or disclosed in an SEC Document.

                3.9. Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

                3.10. Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, any of its officers or directors acting as such, or any of its subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect.

                3.11. Intellectual Property Rights. The Company and its subsidiaries own or possess the licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated (the "Intellectual Property"), except where the failure to possess such licenses or rights to use would not have, individually or in the aggregate, a Material Adverse Effect. None of the Company's or its subsidiaries' Intellectual Property have expired or terminated, or are expected to expire or terminate, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or any of its subsidiaries of Intellectual Property of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened against the Company or any of its subsidiaries regarding the Company's or its subsidiaries' Intellectual Property. The Company is unaware of any facts or circumstances which might reasonably give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual properties.

                3.12. Tax Status. The Company and its subsidiaries have made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which any of them are subject (unless and only to the extent that the Company or a subsidiary has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and have paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith. To the knowledge of the Company, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

                3.13. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances within the prior six months that would require registration under the Securities Act of the delivery of the Securities to the Investors.

                3.14. No Brokers. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except with respect to the Placement Agent whose commissions and fees with respect to the Company Shares will be paid for by the Company.

                3.15. Insurance. The Company and its subsidiaries maintain insurance of the types and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged.

                3.16. Eligibility to use Form S-3. The Company satisfies the "registrant eligibility" requirements for a secondary offering and otherwise satisfies the requirements for registering the resale of the Securities by the Investors as set forth in the general instructions to Form S-3 to enable the registration of the Registrable Securities (as defined in the Registration Rights Agreement).

                3.17. No General Solicitation. Neither the Company nor, to the knowledge of the Company, any person acting for the Company, has conducted any "general solicitation" (as such term is defined in Regulation D) with respect to any of the Common Stock being offered hereby.

                3.18. Investment Company Status. The Company is not and upon consummation of the sale of the Securities will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                3.19. Application of Takeover Protections; Rights Agreement. The transactions contemplated by this Agreement, including without limitation the sale and delivery of the Securities, will not trigger any control share acquisition, business combination, or other similar anti-takeover provision under the Articles of Incorporation or the laws of the state of the Company's incorporation. The Company does not have a "poison pill" or stockholder rights plan in effect.

                                   ARTICLE IV
           REPRESENTATIONS AND WARRANTIES OF THE Selling shareholders

                Each Selling Shareholder, severally and solely with respect to itself or himself and not with respect to the Company or the other Selling Shareholder, represents and warrants to the Investors that:

                4.1. Organization and Existence. Xenon Research, Inc. is a Florida corporation duly organized and validly existing under the laws of the State of Florida.

                4.2. Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered by the Selling Shareholder and is a valid and binding agreement of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Assuming the accuracy of each of the representations and warranties of the Investors contained in Section 2, the sale by the Selling Shareholders of the Selling Shareholder Shares is exempt from registration under the Securities Act.

                4.3. No Conflicts; No Violation.

                     (a) The execution, delivery and performance of this Agreement by the Selling Shareholder will not, to its or his knowledge, result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Selling Shareholder.

                     (b) The Selling Shareholder is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency for the Selling Shareholder to execute, deliver or perform any of its or his obligations under this Agreement.

                4.4. Title. The Selling Shareholder is the sole record and beneficial owner of the Selling Shareholder Shares to be sold by it or him pursuant to this Agreement and owns such shares free from all taxes, liens, claims, encumbrances and charges with respect to the delivery thereof (other than those imposed through acts or omissions of an Investor). There are no outstanding rights, options, subscriptions, or other agreements or commitments obligating the Selling Shareholder with respect to the Selling Shareholder Shares. The Selling Shareholder Shares, when delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, free from all taxes, liens, claims, encumbrances and charges with respect to the delivery thereof (other than those imposed through acts or omissions of an Investor).

                4.5. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Selling Shareholder, threatened against or affecting the Selling Shareholder or any applicable officers or directors acting as such that could, individually or in the aggregate, have any affect on the ability of the Selling Shareholder to perform its obligations pursuant to the transactions contemplated by this Agreement or under the agreements or instruments to be entered into or filed in connection herewith.

                4.6. No Brokers. The Selling Shareholder has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except with respect to the Placement Agent whose commissions and fees with respect to the Selling Shareholder Shares will be paid for by the Selling Shareholders.

                                   ARTICLE V
                                    COVENANTS

                5.1. Best Efforts. Each party will use its best efforts to satisfy in a timely fashion each of the conditions to be satisfied by it under Articles VII and VIII of this Agreement.

                5.2. Form D; Blue Sky Laws. The Company will file a Notice of Sale of Securities on Form D with respect to the Securities, if required under Regulation D. The Company will take such action as it reasonably determines to be necessary, if any, to qualify the Securities for sale to the Investors under this Agreement under applicable securities (or "blue sky") laws of the states of the United States (or to obtain an exemption from such qualification).

                5.3. Reporting Status. The Common Stock is registered under
Section 12 of the Exchange Act. The Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

                5.4. Expenses. Except as set forth in Sections 3.14 and 4.6, the Company, the Selling Shareholders and each Investor are liable for, and will pay, their own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses.

                5.5. Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall use its reasonable best efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities. The Company shall use its reasonable best efforts to maintain the Common Stock's authorization for quotation on the Principal Market. The Company shall not take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay to the Principal Market all fees and expenses in connection with satisfying its obligations under this Section 5.5.

                5.6. No Integration. The Company will not make any offers or sales of any security (other than the Company Shares) under circumstances that would cause the offering of the Company Shares to be integrated with any other offering of securities by the Company (i) for the purpose of any shareholder approval provision applicable to the Company or its securities or (ii) for purposes of any registration requirement under the Securities Act.

                5.7. Sales by Investors. Each Investor will sell any Securities sold by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Investor will make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

                5.8. Disclosure of Transactions and Other Material Information. Before 9:30 a.m., New York Time, on the first business day following the Effective Date of this Agreement (provided that each Investor has executed and delivered a counterpart of this Agreement before 8:30 a.m., New York Time, on such date and time), the Company will issue a press release describing the terms of the transactions contemplated by the Transaction Documents (the "Press Release"). In addition, within one business day following the Closing Date, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act, and attaching the material Transaction Documents (including, without limitation, this Agreement and the Registration Rights Agreement) as exhibits to such filing (including all attachments, the "8-K Filing"). From and after issuing the Press Release, no Investor shall be in possession of any material, nonpublic information received from the Company or any of its respective officers, directors, employees or agents, that is not disclosed in the Press Release. The Company shall not, and shall cause each of its officers, directors, employees and agents, not to, provide any Investor with any material, nonpublic information regarding the Company from and after the filing of the Press Release without the express written consent of such Investor. Neither the Company nor any Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) Schulte Roth & Zabel LLP shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

                                   ARTICLE VI
                 TRANSFER AGENT INSTRUCTIONS; REMOVAL OF LEGENDS

                6.1. Issuance of Certificates. The Company will instruct its transfer agent to issue a certificate, registered in the name of each Investor or its nominee, for the respective Securities. All such certificates will bear the restrictive legend described in Section 2.8, except as otherwise specified in this Article VI. In addition, the Company will issue irrevocable Transfer Agent Instructions to the transfer agent in the form of Exhibit B hereto. The Company will not give to its transfer agent any instruction with respect to the Securities other than as contemplated by Article VI and stop transfer instructions to give effect to Section 2.8 hereof (prior to registration of the Securities under the Securities Act). Nothing in this Section will affect in any way the Investors' obligations and agreements set forth in Section 5.7 hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities.

                6.2. Unrestricted Securities. If, unless otherwise required by applicable state securities laws, (a) the Securities represented by a certificate have been sold under an effective registration statement filed under the Securities Act, (b) a holder of Securities provides the Company with an opinion of counsel in form, substance and scope customary for opinions of counsel in comparable transactions, which counsel shall be reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act or
(c) the Securities represented by a certificate can be sold without restriction as to the number of securities sold under Rule 144(k), then the transfer agent will issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such holder in accordance with the Transfer Agent Instructions. Notwithstanding anything herein to the contrary, (i) the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; provided that such pledge will not alter the provisions of this Article VI with respect to the removal of restrictive legends, and (ii) any Investor that is a registered investment company may transfer shares to any other fund or account advised by such Investor's investment manager or its affiliates if the transferee is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) and agrees in writing to be bound by the terms hereof and the terms of the Registration Rights Agreement.

                6.3. Enforcement of Provision. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor by invalidating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article VI will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article VI that the Investor will be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                  ARTICLE VII
                       CONDITIONS TO THE COMPANY'S AND THE
                    SELLING SHAREHOLDERS' OBLIGATION TO SELL

                The obligations of the Company and the Selling Shareholders under Article I of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions. These conditions are for the benefit of the Company and the Selling Shareholders and may be waived by the Company and the Selling Shareholders in whole or in part at any time in their sole discretion. Without limitation, the Company and the Selling Shareholders may in their sole discretion proceed with the Closing with respect to each Investor as to whom each condition has been satisfied whether or not conditions have been satisfied as to other Investors:

                7.1. The Investors will have executed this Agreement and the Registration Rights Agreement and will have delivered such executed agreements to the Company.

                7.2. The Investors will have delivered the purchase price for the Securities to the Company in accordance with this Agreement.

                7.3. The representations and warranties of the Investors must be true and correct in all material respects as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date), and the Investors will have performed and complied with the covenants and conditions required by this Agreement to be performed or complied with by the Investors at or prior to the Closing.

                7.4. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                7.5. As of the Closing Date and immediately following the consummation of the transactions contemplated herein no Investor will beneficially own 10% or more of the Common Stock as determined in accordance with Section 13(d) of the Securities Act and the rules and regulations promulgated thereunder.

                                  ARTICLE VIII
              CONDITIONS TO EACH INVESTOR'S OBLIGATION TO PURCHASE

                The obligation of each Investor hereunder to purchase the Securities from the Company and the Selling Shareholders at the Closing is subject to the fulfillment at or before the Closing of each of the following conditions. These conditions are for each Investor's respective benefit and may be waived by such Investor at any time in its sole discretion:

                8.1. The Company will have executed this Agreement and the Registration Rights Agreement and will have delivered such executed agreements to the Investor.

                8.2. The Company will have delivered to such Investor a duly executed certificate, against payment therefor, representing the Securities as specified in Section 1.1.

                8.3. The representations and warranties of the Company and the Selling Shareholders must be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be true and correct as of such date), and the Company and the Selling Shareholders must have performed and complied with the covenants and conditions required by this Agreement to be performed or complied with by the Company and the Selling Shareholders (as the case may be) at or prior to the Closing.

                8.4. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                8.5. The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

                8.6. Such Investor will have received an opinion of the Company's counsel, dated as of the Closing Date, in form reasonably satisfactory to the Investors, addressing the matters set forth in Exhibit C hereto.

                8.7. The irrevocable Transfer Agent Instructions, in substantially the form attached hereto as Exhibit B, will have been delivered to the Company's transfer agent and acknowledged in writing by such transfer agent.

                8.8. The Company shall have delivered to such Investor a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions as adopted by the Company's Board of Directors, (ii) the Articles of Incorporation and (iii) the Bylaws, each as in effect at the Closing.

                                   ARTICLE IX
                                   DEFINITIONS

                9.1. "Closing" means the closing of the purchase and sale of the Securities under this Agreement.

                9.2. "Closing Date" has the meaning set forth in Section 1.3.

                9.3. "Common Stock" has the meaning set forth in the Recitals.

                9.4. "Company" has the meaning set forth in the introduction to this Agreement.

                9.5. "Company Shares" means the 1,158,000 shares of Common Stock being sold by the Company pursuant to this Agreement.

                9.6. "Exchange Act" has the meaning set forth in Section 2.2.

                9.7. "Intellectual Property" has the meaning set forth in
Section 3.9.

                9.8. "Investors" means the investors whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

                9.9. "Material Adverse Effect" means (a) a material adverse effect on the assets, liabilities, financial condition or results of operation of the Company and its subsidiaries, taken as a whole or (b) any affect on the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement or under the agreements or instruments to be entered into or filed in connection herewith.

                9.10. "Placement Agent" has the meaning set forth in Section
2.12.

                9.11. "Plans" has the meaning set forth in Section 3.3.

                9.12. "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Closing Date, by and among the Company and the Investors, in the form attached hereto as Exhibit A.

                9.13. "Regulation D" is defined in the Recitals.

                9.14. "Rule 144" and "Rule 144(k)" mean Rule 144 and Rule 144(k), respectively, as promulgated under the Securities Act, or any successor rule.

                9.15. "SEC" is defined in Section 3.4(c).

                9.16. "SEC Documents" has the meaning set forth in Section 3.6.

                9.17. "Securities" means the Company Shares and the Selling Shareholder Shares that are being sold pursuant to this Agreement.

                9.18. "Securities Act" is defined in the Recitals.

                9.19. "Selling Shareholders" has the meaning set forth in the introduction to this Agreement.

                9.20. "Selling Shareholder Shares" means the 772,000 shares of Common Stock being sold by the Selling Shareholders pursuant to this Agreement, 663,920 shares of which are being sold by Xenon Research, Inc. and 108,080 shares of which are being sold by Gregory A. Fraser.

                9.21. "Short Sales" means all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps (including on a total return basis), and sales and any other transactions having the effect of hedging any position in the Common Stock.

                9.22. "Transfer Agent Instructions" means the transfer agent instructions attached hereto as Exhibit B.

                                   Article X
                          GOVERNING LAW; MISCELLANEOUS

                10.1. Governing Law; Jurisdiction; Jury Trial. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                10.2. Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts, are considered one and the same agreement. This Agreement will become effective as of the Effective Date when counterparts have been signed and delivered (i) by the Investors and the Selling Shareholders to Foley & Lardner on behalf of the Company and (ii) by the Company to Schulte Roth & Zabel LLP on behalf of the Investors. This Agreement, once executed by a party, may be delivered by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                10.3. Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

                10.4. Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

                10.5. Entire Agreement; Amendments. This Agreement and the Registration Rights Agreement (including all schedules and exhibits hereto and thereto) and the instruments contemplated hereby and thereby constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement and the Registration Rights Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                10.6. Notices. Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and will be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by facsimile, in each case addressed to a party. Any notice sent by courier (including a recognized overnight delivery service) will be deemed received one business day after being sent. The addresses for such communications are:

           If to the Company or the
           Selling Shareholders:  FARO Technologies, Inc.
                                  125 Technology Park
                                  Lake Mary, Florida 32746
                                  Attention:  Simon Raab and Gregory A. Fraser
                                  Facsimile: (407) 333-4181

                                  With a copy to:

                                  Foley & Lardner
                                  100 N. Tampa St., Suite 2700
                                  Tampa, Florida 33602
                                  Attention: Martin A. Traber and Steven Vazquez
                                  Facsimile: (813-221-4210)

           If to an Investor:     To the address set forth immediately below
                                  such Investor's name on the signature pages hereto.

                                  With a copy to:

                                  Schulte Roth & Zabel LLP
                                  919 Third Avenue
                                  New York, New York 10022
                                  Attention: Eleazer Klein
                                  Facsimile: (212) 593-5955

Each party will provide written notice to the other parties of any change in its address.

                10.7. Indemnification. In consideration of each Investor's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Investor and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Investor Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 10.7 shall be the same as those set forth in Article VI of the Registration Rights Agreement.

                10.8. Termination. In the event that the Closing shall not have occurred with respect to an Investor on or before five (5) business days from the date hereof due to the Company's or such Investor's failure to satisfy the conditions set forth in Articles VII and VIII above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

                10.9. Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and permitted assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors, and no Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company (which shall not be unreasonably withheld or delayed). Notwithstanding the foregoing, an Investor or a Selling Shareholder may assign all or part of its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is a "qualified institutional buyer" or an "accredited investor" as defined in Section 2.2 and agrees in writing to be bound by this Agreement. This provision does not limit the Investor's right to transfer the Securities pursuant to the terms of this Agreement. Notwithstanding any assignment as provided herein to an affiliate of an Investor or a Selling Shareholder, each Investor and Selling Shareholder shall thereafter remain fully responsible and liable for performance of all of its obligations under this Agreement. Notwithstanding the foregoing, any transferee who purchases the Securities in a public sale shall not have any rights under this Agreement.

                10.10. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity; provided, however, that the provisions in
Section 2.12 relating to acknowledgments regarding the Placement Agent are intended for the benefit of the Placement Agent.

                10.11. Survival. The representations and warranties of the Company and the Selling Shareholders set forth herein will survive for two (2) years following the Closing hereunder. Neither the Company nor the Selling Shareholders make any representations or warranties in any oral or written information provided to Investors, other than the representations and warranties included herein.

                10.12. Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                10.13. No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                                    * * * * *

                IN WITNESS WHEREOF, the undersigned Investors, Selling Shareholders and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

                                        COMPANY:

                                        FARO TECHNOLOGIES, INC.

                                        By: /s/ Simon Raab
                                           -------------------------------------
                                            Simon Raab
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                                        WIRE TRANSFER INSTRUCTIONS:

                                        Bank Name:  Suntrust Bank

                                        ABA Number: 061000104

                                        Account Number: 1000009578625

                                        Account Name: FARO Technologies, Inc.

                                        SELLING SHAREHOLDERS:


                                        XENON RESEARCH, INC.

                                        By: /s/ Simon Raab
                                           -------------------------------------
                                            Simon Raab
                                            President

                                        WIRE TRANSFER INSTRUCTIONS:

                                        Bank Name:  Chase Manhattan Bank, New
                                                    York, NY

                                        ABA Number: 0210-0002-1 for the account at NFS account number 066196-221

                                        Reference: FBO Xenon Research, Inc.

                                        Account Number: W65-170682


                                        /s/ Gregory A. Fraser
                                        ----------------------------------------
                                        GREGORY A. FRASER

                                        WIRE TRANSFER INSTRUCTIONS:

                                        Bank Name: Wachovia (800-275-3862)

                                        ABA Number:  063000021

                                        Account Number: 3464070004475

                                        Reference: FBO Linda C. and Gregory A.
                                                   Fraser

005.312260.4


                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          SECURITIES PURCHASE AGREEMENT

                  The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the other Investors and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.


                                    Investor Name:  American Century Mutual
                                                    Funds, Inc., on behalf
                                                    of New Opportunities
                                                    Fund


                                    By: /s/ Charles C.S. Park
                                        ----------------------------------------

                                    Print Name:  Charles C.S. Park

                                    Title:       Vice President and Secretary


                                    Address:       4500 Main Street
                                                   Kansas City, MO  64111

                                    Telephone:      816.340.9410

                                    Facsimile:      816.340.4964

                                    Number of Shares:             221,080
                                                          ----------------------

                                    Name in which Shares Are to Be Held (please print):

                                        CUDD & CO
                                    --------------------------------------------

                                    Aggregate Purchase Price: $   4,753,220
                                                              ------------------

                                    Social Security or Tax ID Number: 43-6718248
                                                                      ----------

005.312260.4


                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          SECURITIES PURCHASE AGREEMENT

                  The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the other Investors and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.


                                    Investor Name:  American Century Mutual
                                                    Funds, Inc., on  behalf of
                                                    New Opportunities II Fund


                                    By: /s/ Charles C.S. Park
                                        ----------------------------------------

                                    Print Name:  Charles C.S. Park

                                    Title:       Vice President and Secretary

                                    Address:       4500 Main Street
                                                   Kansas City, MO  64111

                                    Telephone:      816.340.9410

                                    Facsimile:      816.340.4964

                                    Number of Shares:             23,920
                                                          ----------------------

                                    Name in which Shares Are to Be Held (please print):

                                        CUDD & CO
                                    --------------------------------------------

                                    Aggregate Purchase Price: $   514,280
                                                              ------------------

                                    Social Security or Tax ID Number: 43-1911448
                                                                     -----------

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          SECURITIES PURCHASE AGREEMENT

                  The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the other Investors and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.


                                    Investor Name:  SMITHFIELD FIDUCIARY LLC


                                    By: /s/ Adam J. Chill
                                        ----------------------------------------

                                    Print Name:  Charles C.S. Park

                                    Title:       Authorized Signatory
                                                                     -

                                    Address:  c/o Highbridge Capital Management,
                                                LLC
                                              9 West 57th Street, 27th Floor
                                              New York, New York  10019
                                              Attn: Ari J. Storch/Adam J. Chill

                                    Telephone:      (212) 287-4720

                                    Facsimile:      (212) 751-0755

                                    Number of Shares:             100,000
                                                          ----------------------

                                    Name in which Shares Are to Be Held (please print):

                                        Smithfield Fiduciary LLC

                                    Aggregate Purchase Price: $   2,150,000.00
                                                              ------------------

                                    Social Security or Tax ID Number:      N/A
                                                                       ---------

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          SECURITIES PURCHASE AGREEMENT

                  The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the other Investors and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.


Endeavor LP*                                                 Posner Partners Microcap*

First American Insurance SCG Fund*                           Paul M. Posner Agency*

John J.Frautschi                                             City of Springfield Missouri Policemen and Firemens

Life Trust Microcap *                                        Retirement Fund*

First American Small Cap Growth Opportunity Fund*            St. Paul Electrical Constr. Pension SC*

Lyndhurst Associates*                                        St. Paul Electrical Constr. Supp. SC*

Milwaukee Jewish Federation*                                 ES Tallmadge Residuary Trust 2*

Greater Milwaukee Foundation - Micro Cap*                    WM Chester - Chester Children Small Cap*

Henry Posner III Agency*                                     Oregon Retail Employees Pension Trust*

                                                             Richard D. Waterfield - Small Cap*

                                                          *BY:   U.S. BANCORP ASSET MANAGEMENT
                                                                      Attorney-in-fact



                                                          By:      /s/ Joseph A. Frohna
                                                             ------------------------------------------------------
                                                           Name: Joseph A. Frohna
                                                           Title:    Managing Director

[For Additional Information Regarding the Investors Set Forth on this Signature Page See Appendix I]

                            Address/Telephone                              Name in which        Aggregate          Social Security
                            Number and Facsimile          Number of        Shares are to        Purchase              or Tax ID
Name                        Number                         Shares          be Held              Price                 Number
------------------------------------------------------------------------------------------------------------------------------------

Endeavor LP                 US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
                            Attn: Sean Goudy
                            Tel:  (612) 303-3333            1,600          Endeavor LP          $34,400               91-1740115
                            Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402                         First American
                            Attn: Sean Goudy                               Insurance Small
                            Tel:  (612) 303-3333                           Cap Growth Fund
First American Insurance    Fax:  (612) 303-4264            1,410                               $30,315               41-1981152
SCG Fund

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
                            Attn: Sean Goudy                               John J. Frautschi
                            Tel:  (612) 303-3333                           Life Trust Microcap
John J.Frautschi            Fax:  (612) 303-4264            10,930                              $234,995              ###-##-####
Life Trust Microcap

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
                            Attn: Sean Goudy                               First American
First American Small Cap    Tel:  (612) 303-3333            211,960        Small Cap Growth     $4,557,140            39-1829200
Growth Opportunity Fund     Fax:  (612) 303-4264                           Opportunities Fund

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
                            Attn: Sean Goudy                               Lyndhurst
                            Tel:  (612) 303-3333            2,870          Associates           $61,705               25-1539579
Lyndhurst Associates        Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402                         Milwaukee Jewish
                            Attn: Sean Goudy                               Federation
Milwaukee Jewish            Tel:  (612) 303-3333            2,640                               $56,760               39-0806312
Federation                  Fax:  (612) 303-4264

                            Address/Telephone                              Name in which        Aggregate          Social Security
                            Number and Facsimile          Number of        Shares are to        Purchase              or Tax ID
Name                        Number                         Shares          be Held              Price                 Number
------------------------------------------------------------------------------------------------------------------------------------

                            US Bank Asset Management
                            800 Nicollet Mall                              Greater Milwaukee
                            Minneapolis, MN  55402                         Foundation Micro
                            Attn: Sean Goudy                               Cap
Greater Milwaukee           Tel:  (612) 303-3333            2,320                               $49,880               39-6036407
Foundation - Micro Cap      Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
                            Attn: Sean Goudy                               Henry Posner III
                            Tel:  (612) 303-3333            750            Agency               $16,125               ###-##-####
Henry Posner III Agency     Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
                            Attn: Sean Goudy                               Posner Partners
                            Tel:  (612) 303-3333            3,210          Microcap.            $69,015               25-1580624
Posner Partners Microcap    Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
                            Attn: Sean Goudy                               Paul M. Posner
                            Tel:  (612) 303-3333            850            Agency               $18,275               ###-##-####
Paul M. Posner Agency       Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall                              St. Paul
                            Minneapolis, MN  55402                         Electrical
                            Attn: Sean Goudy                               Construction
St. Paul Electrical         Tel:  (612) 303-3333            1,520          Pension SC           $32,680               41-6846858
Constr. Pension SC          Fax:  (612) 303-4264


                            Address/Telephone                              Name in which        Aggregate          Social Security
                            Number and Facsimile          Number of        Shares are to        Purchase              or Tax ID
Name                        Number                         Shares          be Held              Price                 Number
------------------------------------------------------------------------------------------------------------------------------------

                            US Bank Asset Management
                            800 Nicollet Mall                              St. Paul
                            Minneapolis, MN  55402                         Electrical
                            Attn: Sean Goudy                               Construction
St. Paul Electrical         Tel:  (612) 303-3333            1,730          Supply SC            $37,195               41-6846858
Constr. Supp. SC            Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402                         E.S. Tallmadge
                            Attn: Sean Goudy                               Residuary Trust 2
ES Tallmadge Residuary      Tel:  (612) 303-3333            600                                 $12,900               39-6404914
Trust 2                     Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402                         W.M.
                            Attn: Sean Goudy                               Chester-Chester
WM Chester - Chester        Tel:  (612) 303-3333            370            Children SC          $7,955                39-6093692
Children Small Cap          Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402                         Oregon Retail
                            Attn: Sean Goudy                               Employees Pension
Oregon Retail Employees     Tel:  (612) 303-3333            4,580          Trust                $98,470               93-6041029
Pension Trust               Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
                            Attn: Sean Goudy
Richard D. Waterfield -     Tel:  (612) 303-3333                           Richard D.
Small Cap                   Fax:  (612) 303-4264            1,040          Waterfield SCG       $22,360               39-6721043

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
City of Springfield         Attn: Sean Goudy
Missouri Policemen and      Tel:  (612) 303-3333                           Richard D.
Firemens Retirement Fund    Fax:  (612) 303-4264            1,620          Waterfield SCG       34,830                44-6000268

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          SECURITIES PURCHASE AGREEMENT

                  The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the other Investors and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.


                                    Investor Name:  Cranshire Capital, L.P.


                                    By: /s/ Mitchell P. Kopin
                                        ----------------------------------------

                                    Print Name:  Mitchell P. Kopin

                                    Title:       President - Downsview Capital
                                                 The General Partner

                                    Address: 666 Dundee Road, Suite 1901
                                             Northbrook, IL 60062

                                    Telephone:      847-562-9030

                                    Facsimile:      847-562-9031

                                    Number of Shares:             150,000
                                                          ----------------------

                                    Name in which Shares Are to Be Held (please print):

                                        Cranshire Capital, L.P.

                                    Aggregate Purchase Price: $   3,225,000
                                                              ------------------

                                    Social Security or Tax ID Number: 36-4055954
                                                                     -----------

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          SECURITIES PURCHASE AGREEMENT

                  The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the other Investors and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.


                                    Investor Name:  Portside Growth &
                                                    Opportunity Fund


                                    By: /s/ Jeff Smith
                                        ----------------------------------------

                                    Print Name:  Jeff Smith

                                    Title:         Authorized Signatory

                                    Address:       c/o Ramius Capital Group, LLC
                                                   666 Third Avenue, 26th Floor
                                                   New York, New York  10017

                                    Telephone:      212-845-7955

                                    Facsimile:      212-845-7999

                                    Number of Shares:             200,000
                                                          ----------------------

                                    Name in which Shares Are to Be Held (please print):

                                        Portside Growth & Opportunity Fund

                                    Aggregate Purchase Price: $   4,300,000
                                                              ------------------

                                    Social Security or Tax ID Number: 98-0216878
                                                                     -----------

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          SECURITIES PURCHASE AGREEMENT

                  The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the other Investors and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.


                                    Investor Name:  UBS O'Connor LLC f/b/o
                                                    O'Connor PIPES Corporate
                                                    Strategies Ltd.


                                    By: Jeffrey F. Putnam
                                        -----------------------------------

                                    Print Name:  Jeffrey F. Putnam

                                    Title:         Executive Director

                                    Address:       1 North Wacker Drive
                                                   Chicago, IL  60606
                                                   Attn: Tim Goldenman

                                    Telephone:      312-525-5868

                                    Facsimile:      312-525-6271

                                    Number of Shares:             50,000
                                                          ----------------------

                                    Name in which Shares Are to Be Held (please print):

                                    UBS O'Connor LLC f/b/o
                                    O'Connor PIPES
                                    Corporate Strategies
                                    Ltd.

                                    Aggregate Purchase Price: $   1,075,000
                                                              ------------------

                                    Social Security or Tax ID Number: __________

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          SECURITIES PURCHASE AGREEMENT

                  The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the other Investors and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.


                                    Investor Name:  UBS O'Connor LLC f/b/o
                                                    O'Connor Global Convertible
                                                    Arbitrage Master Ltd.


                                    By: /s/ Jeffrey F. Putman
                                        ----------------------------------------

                                    Print Name:  Jeffrey F. Putman

                                    Title:         Executive Director

                                    Address:       1 North Wacker Drive
                                                   Chicago, IL  60606
                                                   Attn: Tim Goldenman

                                    Telephone:      312-525-5868

                                    Facsimile:      312-525-6271

                                    Number of Shares:             50,000
                                                          ----------------------

                                    Name in which Shares Are to Be Held (please print):

                                    UBS O'Connor LLC f/b/o
                                    O'Connor Global
                                    Convertible Arbitrage
                                    Master Ltd.

                                    Aggregate Purchase Price: $   1,075,000
                                                              ------------------

                                    Social Security or Tax ID Number: __________

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          SECURITIES PURCHASE AGREEMENT

                  The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the other Investors and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.


                                    Investor Name:  Citadel Equity Fund Ltd.
                                                     By: Citadel Limited
                                                        Partnership, its
                                                        Portfolio Manager
                                                     By: GLB Partners, LP, its
                                                        General Partner
                                                     By: Citadel Investment
                                                        Group LLC, its General
                                                        Partner

                                    By: /s/ Kenneth A. Simpler
                                        ----------------------------------------

                                    Print Name:  Kenneth A. Simpler

                                    Title:         Managing Director

                                    Address:       c/o Citadel Limited
                                                     Partnership
                                                   131 S. Dearborn St.
                                                   Chicago, IL  60603

                                    Telephone:      312-395-2100

                                    Facsimile:      312-977-0275

                                    Number of Shares:             100,000
                                                          ----------------------

                                    Name in which Shares Are to Be Held (please print):

                                        Citadel Equity Fund Ltd.

                                    Aggregate Purchase Price: $   2,150,000
                                                              ------------------

                                    Social Security or Tax ID Number: 98-0339176
                                                                      ----------

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          SECURITIES PURCHASE AGREEMENT

                  The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the other Investors and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.


                                    Investor Name:  SF Capital Partners Ltd.


                                    By: /s/ Brian H. Davidson
                                        ----------------------------------------

                                    Print Name:  Brian H. Davidson

                                    Title:       Authorized Signatory

                                    Address:     c/o Staro Asset Management, LLC
                                                 3600 South Lake Drive
                                                 St. Francis, WI  53235

                                    Telephone:      414-294-7000

                                    Facsimile:      414-294-7700

                                    Number of Shares:             305,000
                                                          ----------------------

                                    Name in which Shares Are to Be Held (please print):

                                        SF Capital Partners Ltd.

                                    Aggregate Purchase Price: $   6,557,500
                                                              ------------------

                                    Social Security or Tax ID Number: 98-0363554
                                                                      ----------

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          SECURITIES PURCHASE AGREEMENT

                  The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the other Investors and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.


                                    Investor Name:  Deephaven Small Cap Growth
                                                    Fund, LLC


                                    By: /s/ Bruce Lieberman
                                        ----------------------------------------

                                    Print Name:  Bruce Lieberman

                                    Title:       Director of Private Placements

                                    Address: 130 Cheshire Lane, Suite 102
                                             Minnetonka, MN 55305

                                    Telephone:      952-249-5543

                                    Facsimile:      952-249-5320

                                    Number of Shares:             225,000
                                                          ----------------------

                                    Name in which Shares Are to Be Held (please print):

                                        Deephaven Small Cap Growth Fund, LLC

                                    Aggregate Purchase Price: $   4,837,500
                                                              ------------------

                                    Social Security or Tax ID Number: 41-1963797
                                                                      ----------

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          SECURITIES PURCHASE AGREEMENT

                  The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the other Investors and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.


                                    Investor Name:  Gamma Opportunity Capital
                                                    Partners, LP


                                    By: /s/ Christopher Rossman

                                    Print Name:  Christopher Rossman

                                    Address:       British Colonial Centre of
                                                     Commerce
                                                   One Bay Street, Suite 401
                                                   Nassau, The Bahamas

                                    Telephone:      242-322-6656

                                    Facsimile:      242-322-6657

                                    Number of Shares:             15,000
                                                          ----------------------

                                    Name in which Shares Are to Be Held (please print):

                                        Gamma Opportunity Capital Partners, LP

                                    Aggregate Purchase Price: $   322,500
                                                              ------------------

                                    Social Security or Tax ID Number:  N/A
                                                                     -----------

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          SECURITIES PURCHASE AGREEMENT

                  The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the other Investors and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.


                                    Investor Name:  Alpha Capital AG


                                    By: /s/ Konrad Ackerman

                                    Print Name:  Konrad Ackerman

                                    Address: Pradafaut 7
                                             Fursrenrurns 9490
                                             Vaduz Liechtenstein

                                    Telephone:      011-423-232-3195

                                    Facsimile:      011-423-232-3196

                                    Number of Shares:             30,000
                                                          ----------------------

                                    Name in which Shares Are to Be Held (please print):

                                        Alpha Capital AG

                                    Aggregate Purchase Price: $   645,000
                                                              ------------------

                                    Social Security or Tax ID Number: __________

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          SECURITIES PURCHASE AGREEMENT

                  The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the other Investors and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.


                                    Investor Name:  Elliott Associates, L.P.
                                                    By: Elliott Capital
                                                      Advisors, L.P., as
                                                      general partner
                                                    By: Braxton Associates,
                                                      Inc., as general partner


                                    By: /s/ Elliot Greenberg
                                        ----------------------------------------

                                    Print Name:  Elliot Greenberg

                                    Title:         Vice President

                                    Address:       712 5th Avenue
                                                   New York, NY  10019

                                    Telephone: 212-974-6000

                                    Facsimile: 212-974-2092

                                    Number of Shares:             55,000
                                                          ----------------------

                                    Name in which Shares Are to Be Held (please print):

                                        Elliott Associates, L.P.

                                    Aggregate Purchase Price: $   1,182,500
                                                              ------------------

                                    Social Security or Tax ID Number: 22-2140975
                                                                     -----------

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          SECURITIES PURCHASE AGREEMENT

                  The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the other Investors and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.


                                    Investor Name:  Longview International
                                                    Equity Fund, LP


                                    By: /s/ Wayne H. Coleson
                                        ----------------------------------------

                                    Print Name:  Wayne H. Coleson

                                    Title:         Investment Manager, CEO

                                    Address:       25 Longview Court
                                                   Hillsborough, CA  94010
                                                   Attn: S. Michael Rudolph, CFO

                                    Telephone:      650-340-1074

                                    Facsimile:      650-343-2506
                                    With a copy to:  415-283-3386
                                                               718-493-7499

                                    Number of Shares:             155,000
                                                          ----------------------

                                    Name in which Shares Are to Be Held (please print):

                                        Longview International Equity Fund, LP

                                    Aggregate Purchase Price: $   3,332,500.00
                                                              ------------------

                                    Social Security or Tax ID Number:   N/A
                                                                      ----------

                                    This is an offshore fund domiciled in the B.V.I.

                                    Exhibit A

                          Registration Rights Agreement


See attached.

                                    Exhibit B

                           Transfer Agent Instructions

                                November __, 2003

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219
Attn:    Donna Ansbro

         Re:      Private  Placement of 1,158,000 Shares of Common Stock Issued
by the Company and 770,000 Shares of Common Stock Sold by Selling Shareholders

Ladies and Gentlemen:

                  This letter refers to that certain Securities Purchase Agreement, dated as of November 11, 2003 (the "Securities Purchase Agreement"), by and among FARO Technologies, Inc., a Florida corporation (the "Company"), Xenon Research, Inc., a Florida corporation, and Gregory A. Fraser, a Florida resident (each of Xenon Research, Inc. and Gregory A. Fraser are referred to as the "Selling Shareholder" and both of whom collectively are referred to as the "Selling Shareholders"), and the parties set forth on the attached Exhibit I (the "Investors") relating to, among other things, the issuance and sale by the Company of 1,155,000 shares of the Company's common stock, par value $.001 per share (the "Company Shares") to the Investors, and the transfer and sale by the Selling Shareholders of 772,000 shares of the Company's common stock, par value $.001 per share (the "Selling Shareholder Shares") to the Investors.

                  The Company hereby authorizes and instructs you (provided that you are the transfer agent of the Company at such time) to issue (from authorized but unissued shares), countersign and register certificates representing 1,158,000 of the Company Shares and the Selling Shareholders hereby authorize and instruct you (provided that you are the transfer agent of the Company at such time) to transfer 772,000 of the Selling Shareholder Shares as set forth on Exhibit II in such names and in such share amounts as specified on the attached Exhibit I, and to cause such certificates to be delivered via Federal Express to the addresses specified on the attached Exhibit I. The. The closing of the purchase of the Company Shares and the Selling Shareholder Shares (collectively referred to herein as the "Shares") will occur on November 12, 2003, and accordingly, the certificates should be dated as of such date. The certificates representing the Shares shall bear the legend set forth below:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

                  The Company further instructs you not to acknowledge or record the transfer of any Shares in the shareholder records of the Company or to issue certificates representing any Shares to any person or entity other than the transferor thereof unless the requirements set forth below are satisfied with respect to such Shares, in which case such Shares are to be transferred free from any restrictive legend

(unless otherwise required by applicable state securities laws or the laws of any applicable foreign jurisdiction) and registered in such name and in such denominations as specified by the Investor in question:


         You receive written notice from the Company that a registration statement covering resales of the Shares has been declared effective by the Securities and Exchange Commission under the Securities Act of
      1933, as amended (the "Securities Act"), in the form attached hereto as Exhibit III, and written confirmation from the Investor in question that the resale of such Shares was made pursuant to such effective registration statement; or


            You receive written notice from the Company, accompanied
                 by an opinion of counsel, that the sale of such
                  Shares may be effected under Rule 144 of the
                                 Securities Act.

                You are further instructed to notify the Secretary of the Company in writing of any request that you receive pertaining to the proposed transfer of any of the Shares.

                These instructions may not be rescinded or revoked other than by means of a communication signed by the Company, the Selling Shareholders, and the Investor in whose name the Shares in question are registered.

                Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (407) 333-9911 or Steven Vazquez of Foley & Lardner, our outside legal counsel, at
(813) 225-4177.

                                        Very truly yours,

                                        THE COMPANY:

                                        FARO TECHNOLOGIES, INC.


                                        By:_____________________________________
                                              Gregory Fraser, Executive Vice
                                                 President and Chief Financial
                                                 Officer

                                        THE SELLING SHAREHOLDERS:

                                        XENON RESEARCH, INC.

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        ________________________________________
                                        Gregory Fraser

THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO

this ___ day of _______, 2003

American Stock Transfer & Trust Company

By:_______________________________
     Name:__________________________
     Title: __________________________







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

                                    Exhibit C

           Matters to be Covered in Opinion of Counsel to the Company

                1. The Company is a corporation duly organized, validly existing and its status is active under the laws of the State of Florida and has the requisite corporate power to own, lease and operate its properties and to conduct its business as presently conducted.

                2. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents including, without limitation, the issuance of the Common Stock. The Selling Shareholders have the requisite corporate power and authority to execute, deliver and perform their respective obligations under the Transaction Documents including, without limitation, the sale of the Common Stock.

                3. All necessary corporate action has been taken by the Company to authorize the execution, delivery and performance by the Company of each of the Transaction Documents. The execution and delivery by the Company and the Selling Shareholders of each of the Transaction Documents and the performance by it of its obligations do not violate (i) their governing documents, if any, (ii) to our knowledge, any applicable law, rule or regulation of the United States or the State of Florida, or (iii) any applicable rule or regulation of the Principal Market.

                4. The issuance and sale of the Securities have been duly authorized. When issued in accordance with the terms of the Securities Purchase Agreement, the Securities will be validly issued, fully paid and non-assessable and free of all taxes, liens, charges and preemptive rights with respect to the issue thereof.

                5. Subject to the accuracy as to factual matters of the Investors' representations in Section 2 of the Securities Purchase Agreement, the offer and sale of the Securities in the manner contemplated by the Securities Purchase Agreement are exempt from the registration requirements of
Section 5 of the Securities Act.

                6. No consent or authorization of, filing with, notice to or registration with, any federal or state governmental body, regulatory agency, stock exchange or market, or the stockholders of the Company is required to be obtained by the Company or the Selling Shareholders (i) to enter into and perform their respective obligations under the Transaction Documents, (ii) for the issuance and sale of the Common Stock as contemplated by the Transaction Documents (except for the listing of the Common Stock on the Nasdaq National Market, the filing of the Registration Statement with the SEC, and normal post-closing filings in connection with qualifying for exemptions from the registration requirements of applicable state securities laws), or (iii) for the exercise of any rights and remedies under any Transaction Document.

                7. Except as disclosed in the SEC Documents, to our knowledge, no action, suit, proceeding, inquiry or investigation before or by any court, public board or body or any governmental agency or self-regulatory organization is pending or threatened against the Company, any of its subsidiaries or the Selling Shareholders that could have a Material Adverse Effect or that into questions the validity or enforceability of, or seeks to enjoin the performance of, the Transaction Documents.

                8. The execution, delivery and performance by the Company of the Transaction Documents, the consummation by the Company of the transactions contemplated thereby and the compliance by the Company with the terms thereof do not violate, conflict with or constitute a default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a default) under, give rise to any right of termination, cancellation or acceleration under, or result in the creation of any lien, charge or encumbrance on or against any of the properties of the Company pursuant to (i) the Articles of

Incorporation or By-laws of the Company; (ii) any other agreement, note, lease, mortgage, deed or other instrument which is filed with the SEC to which the Company is a party or by which the Company is bound or affected; or (iii) to our knowledge, any statute, law, rule or regulation applicable to the Company or any order, writ, injunction or decree.

                9. Each of the Transaction Documents has been duly executed and delivered by or on behalf of the Company and the Selling Shareholders, and constitutes (assuming Florida law is identical to New York law) a valid and binding obligation of the Company and the Selling Shareholders enforceable against the Company and the Selling Shareholders in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, liquidation, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability thereof is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.










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